SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                               SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION

              PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                        Filed by the Registrant |X|

              Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    SPEED OF THOUGHT TRADING CORPORATION
                   -------------------------------------
             (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.
|X| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)   Title of each class of securities to which transaction applies: Common
2)   Aggregate number of securities to which transaction applies: 9,000,00
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $.165, which is equal to the average of the bid and the ask price of the securities to be received on May 12, 2003.
4)   Proposed maximum aggregate value of transaction: $1,485,000
5)   Total fee paid: $297
|_|  Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

                                                          PRELIMINARY COPY

                   SPEED OF THOUGHT TRADING CORPORATION
                      25 FAIRCHILD AVENUE, SUITE 500-A
                         PLAINVIEW, NEW YORK 11803

                 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     A special meeting of stockholders of Speed of Thought Trading Corporation ("Speed"), a New York corporation, will be held at the offices of the Company, at 25 Fairchild Avenue, Suite 500-A, Plainview, New York on June __________, 2003, at 10:00 a.m., local time, for the following purposes:

     1. To approve and enter into an Agreement and Plan of Reorganization, between Speed, shareholders of Speed and Rescon Technology Corporation ("ResCon"), a Nevada corporation, whereby ResCon proposes to acquire a majority of the issued and outstanding common shares of Speed from the shareholders of Speed in a share exchange at a exchange ratio of one share for one share. If approved, Speed would become a majority owned subsidiary of ResCon;

     2. To approve a resolution of our Board of Directors to amend our Certificate of Incorporation to allow Speed to take shareholder action without a meeting provided it obtain written consent of not less than a majority of the issued and outstanding shares entitled to vote in accordance with Section 615 of the New York Business Corporation Laws;

     3. To approve a resolution of our Board of Directors to allow our Board of Directors to amend our bylaws in accordance with Sections 601 and 708 of the New York Business Corporation Laws; and

     4. To transact any other business as may properly come before the meeting or at any adjournment thereof.

     Our Board of Directors has fixed the close of business on May 12, 2003 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. Only stockholders of record at the close of business on May 12, 2003 will be entitled to notice of, and to vote at, the special meeting of stockholders. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our corporate headquarters, 25 Fairchild Avenue, Suite 500-A, Plainview, New York 11803.

     All of our stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the special meeting of stockholders, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.



                          YOUR VOTE IS IMPORTANT

     IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              By order of the Board of Directors,



                              CHRISTIAN NIGOHOSSIAN
                              President


June __________, 2003


                                                          PRELIMINARY COPY


                   SPEED OF THOUGHT TRADING CORPORATION
                      25 FAIRCHILD AVENUE, SUITE 500-A
                         PLAINVIEW, NEW YORK 11803


                              PROXY STATEMENT

                                  GENERAL

     Solicitation of Proxies.  The accompanying proxy is solicited by and
on behalf of our   Board of Directors (the "Board") in connection with the
Special Meeting of Stockholders (the "Special Meeting") to be held at 10:00 a.m., local time, on June _________, 2003, and at any adjournments thereof. The Special Meeting will be held at the Company's principal executive offices, 25 Fairchild Avenue, Suite 500-A, Plainview, New York. This proxy statement and the enclosed proxy are being mailed on or about June _________, 2003 to stockholders of record as of the close of business on May 27, 2003.

     Cost of Solicitation.
     ---------------------
     We will bear the costs of soliciting proxies. In addition to the use of the mails, our directors or officers may solicit proxies by telephone, telegram, facsimile, cable or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of our Common Stock.

     Outstanding Voting Shares.
     --------------------------
     Stockholders of record will be entitled to vote at the Special Meeting. As of May 27, 2003 there were 9,000,000 shares of Common Stock outstanding and entitled to notice and to vote. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders.

     Vote Required for Approval.
     ---------------------------
     Shares of Common Stock will vote with respect to each proposal. Under our Bylaws, Proposals 1, 2, 3 and 4 each requires the affirmative vote of a majority of the votes eligible to be voted by holders of shares represented at the Special Meeting in person or by proxy. Votes may be cast by a stockholder in favor or against each Proposal or a stockholder may elect to abstain. Votes withheld and abstentions will be counted for quorum purposes and are deemed to be present for purposes of the respective proposals.

     Under the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee or in a similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting under the rules of any national securities exchange of which the broker is also a member. Broker abstentions or non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     Voting Your Proxy.
     ------------------
     Proxies in the accompanying form, properly executed and received at our principle executive office prior to the Special Meeting and not revoked, will be voted as directed. In the absence of direction from the stockholder, properly executed proxies received prior to the Special Meeting will be voted FOR Proposals 1, 2, 3, and 4. You may revoke your proxy by giving written notice of revocation to our Secretary at any time before it is voted, by submitting a later-dated proxy or by attending the Special Meeting and voting your shares in person. Stockholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose.

     Revocability of Proxies.
     ------------------------
     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Secretary a written notice of revocation or a duly executed proxy bearing a later date at our principal executive office at 25 Fairchild Avenue, Suite 500-A, Plainview, New York 11803, Attention: Secretary, or your proxy may be revoked by attending the meeting and voting in person. Please note, however, that attendance at the meeting will not by itself revoke a proxy. Furthermore, if the shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the meeting, the stockholder must obtain from the record holder a proxy issued in the stockholder's name.

     Dissenters' Right of Appraisal.
     -------------------------------
     Pursuant to New York corporation law, the actions contemplated to be taken at the Special Meeting do not create appraisal or dissenters' rights.

     Voting Securities And Principal Holders Thereof.
     ------------------------------------------------
     As of the record date, the authorized capitalization of Speed consisted of 10,000,000 shares of $.01 par value common stock. As of the record date, there were 9,000,000 shares of common stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of common stock entitles the holder to one vote on each matter submitted to the shareholder.

     Security Ownership Of Certain Beneficial Owners And Management.
     ---------------------------------------------------------------
     The following table shows, with respect to each person or entity known to Speed to be the beneficial owner of more than 5% of its outstanding common stock and shares held by the executive officer and director of Speed, (1) the number of shares of common stock so owned, and (2) the percentage of all shares outstanding represented by such ownership (based upon the number of shares outstanding as of May 27, 2003.)


Title of  Name and Address                Amount and Nature of        Percentage
Class     of Beneficial Owner             Beneficial Ownership(2)     of Class
_________ _____________________________   _________________________   ____________
Common    Christian Nigohossian(1)              3,584,000               39.8%
          25 Fairchild Ave., Suite 500
          Plainview, New York 11803

Common    Officers, Directors and               3,584,000               39.8%
          Nominees as a Group:
          1 person
__________________________________________________________________________________

(1)  Officer and/or Director of the Company
(2) The term "beneficial owner" refers to both the power of investment (the right to buy and sell) and rights of ownership (the right to received distributions from the company and proceeds from sales of the shares). Inasmuch as these rights or shares may be held by more than one person, each person who has a beneficial ownership interest in shares is deemed the beneficial owners of the same shares because there is shared power of investment or shared rights of ownership.

              DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

     This Proxy Statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose any statements contained in this Proxy Statement that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "estimate" or "continue" or comparable terminology is intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our company's control. These factors include but are not limited to economic conditions generally and in the industries in which our company may participate; competition within our chosen industry, including competition from much larger competitors; technological advances and failure by our company to successfully develop business relationships.

                               PROPOSAL ONE:

        APPROVE AND EXECUTE AN AGREEMENT AND PLAN OF REORGANIZATION
               BETWEEN SPEED OF THOUGHT TRADING CORPORATION,
       THE SHAREHOLDERS OF SPEED OF THOUGHT TRADING CORPORATION AND
                       RESCON TECHNOLOGY CORPORATION

     You are being asked to enter into an Agreement and Plan of Reorganization, (the "Agreement") dated May 27, 2003, between Speed and ResCon pursuant to which, ResCon will exchange ResCon Shares for issued and outstanding Speed Shares held by Speed Shareholders with Speed Shareholders who wish to exchange their shares. The exchange ratio is one share for one share. The consummation of the Agreement is contingent on the approval of the Agreement by a majority of the outstanding shares of Speed, and commitment by at least 80% of the outstanding shares of Speed to exchange Speed Shares for ResCon Shares. A copy of the Agreement and Plan of Reorganization is attached as Exhibit B to this Proxy Statement. Following the execution of the Agreement and the exchange of shares, Speed will become a subsidiary of ResCon.

                                  GENERAL

     The following information describes material aspects of the Agreement and the share exchange. This description does not provide a complete description of all the terms and conditions of the Agreement. It is qualified in its entirety by the text of the Agreement and Plan of Reorganization, which is attached as Exhibit B to this Proxy Statement, and is incorporated herein by this reference. You are urged to read Exhibit B in its entirety.

     DESCRIPTION OF THE TRANSACTION
     ------------------------------
     ResCon currently has 3,458,091 common shares issued and outstanding. Pursuant to the Agreement, ResCon will issue up to an additional 9,000,000 shares to the Speed Shareholders in exchange for their Speed Shares.
ResCon and Speed shares will be exchanged on a one share for one share basis. Following completion of the Agreement, ResCon will have up to 12,458,091 common shares issued and outstanding. Upon execution of the Agreement by a majority of the outstanding shares of Speed, and commitment by at least 80% of the outstanding shares of Speed to exchange Speed shares for ResCon shares, Speed will become a subsidiary of ResCon, and the Speed Shareholders who exchange their shares will become ResCon shareholders.

     This exchange offer is being made pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, (the "Act"). The ResCon Shares have not been registered with the Securities and Exchange Commission or any other securities regulatory authority. In accordance with Rule 506 of Regulation D, the ResCon Shares will be "restricted securities" (i.e. securities which may not be publicly resold unless registered under the Act or in compliance with Rule 144 promulgated thereunder). Pursuant to Rule 144, you will be required to hold the ResCon Shares for at least one year from the date they are issued before the Shares will be eligible for resale unless they are registered for resale with the Securities and Exchange Commission.

     An investment in the ResCon Shares is highly speculative and illiquid. Therefore, the exchange is suitable only for persons who (a) do not anticipate the need to sell the ResCon Shares in the foreseeable future; and (b) have sufficient net worth to risk loss of the entire investment.

     The exchange offer will continue until the earlier of the exchange of all 9,000,000 issued and outstanding Speed Shares for ResCon Shares or August 1, 2003, unless extended an additional 30 days in the sole discretion of ResCon. Any extension may be accompanied by a supplement to this document if the same is deemed material by ResCon.

     This Agreement has been structured to take advantage of certain non-recognition provisions of the Internal Revenue Code. If completed in accordance with the terms of the Agreement it is anticipated that this transaction will qualify as a tax-free reorganization within the meaning of
Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended, and should not result in a taxable event to either corporation or the Speed Shareholders, so long as at least 80% of the outstanding Speed shares be exchanged for ResCon shares,

     DESCRIPTION OF RESCON SECURITIES

     Common Stock
     ------------
     Pursuant to this exchange offer, ResCon is offering to exchange its common stock for common stock of Speed. ResCon has one class of securities authorized, consisting of 1,000,000,000 shares of $.0001 par value common voting stock. As of the date of this memorandum, ResCon has 3,458,091 common shares issued and outstanding. ResCon is currently negotiating the acquisition of another business entity, which if consummated, could result in the issuance of up to an additional 2,680,500 ResCon common shares. Holders of ResCon shares are entitled to receive dividends when declared by the Board of Directors out of funds legally available therefore. Any such dividends may be paid in cash, property or shares. ResCon has not paid any dividends since its inception. All dividends will be subject to the discretion of the Board of Directors, and will depend upon, among other things, ResCon's operating and financial conditions, ResCon's capital requirements and general business conditions. Therefore, there can be no assurance that any dividends on the shares will be paid in the future.

     All common shares have equal voting rights and, when validly issued and outstanding, will have one vote per share on all matters to be voted upon by the shareholders. Cumulative voting in the election of directors is not allowed, and a quorum for shareholder meetings shall result from a majority of the issued and outstanding shares present in person or by proxy. Accordingly, the holders of a majority of the common shares present, in person or by proxy at any legally convened shareholders' meeting at which the Board of Directors is to be elected, will be able to elect all directors and the minority shareholders will not be able to elect a representative to the Board of Directors.

     Common shares have no preemptive or conversion rights, no redemption or sinking fund provisions, and are not liable for further call or assessment. Each common share is entitled to share pro rata any assets available for distribution to holders of its equity securities upon our liquidation.

     Outstanding Options, Warrants and Calls
     ---------------------------------------
     There are currently warrants outstanding to purchase up to 200,000 shares of common stock of ResCon. These warrants are held by 11 individuals, none of whom are officers or directors of ResCon. These warrants have an exercise price of $2.00 per share and expire on June 26, 2004. The warrants were issued in connection with services provided or to be provided by the 11 individuals. The shares were issued without registration under the Securities Act of 1933 in reliance on an exemption from registration provided by Section 4(2) of the Securities Act. Otherwise, ResCon has no currently outstanding options, warrants or calls to purchase any of its authorized securities.

     DESCRIPTION OF RESCON BUSINESS
     ------------------------------
     For a description of the business and financial condition of ResCon Technology Corporation, please see the Annual Report on Form 10-KSB, the Quarterly Reports on Form 10-QSB, and the Current Reports on Form 8-K, and all amendments thereto attached hereto as Exhibits C through I and incorporated as if fully set forth herein by this reference. You are urged to read Exhibits C through I in their entirety.

     RISK FACTORS
     ------------
     AN INVESTMENT IN THE SHARES OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK. SPEED SHAREHOLDERS SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS IN ADDITION TO THE OTHER INFORMATION SET FORTH ELSEWHERE IN THIS PROXY STATEMENT PRIOR TO EXCHANGING YOUR SPEED SHARES FOR RESCON SHARES.

     RESCON HAS NO SIGNIFICANT OPERATING HISTORY, LIMITED ASSETS AND NO CURRENT SIGNIFICANT SOURCE OF REVENUE. Currently, ResCon's only asset is a 20% interest in GIT Securities Corporation, a former NASD registered broker-dealer. In March, GIT voluntarily relinquished its NASD license and no longer engages in the business of an NASD broker-dealer. Since relinquishing its license, GIT has engaged in no business activities.

     ResCon is currently in negotiations to acquire at least 80% of the 2,680,500 issued and outstanding common stock of Campuslive Incorporated, a Delaware corporation ("Campus") from the Campus Shareholders on an exchange ratio of one share for one share. Campus is a development stage Company that has created and continues to develop educational computer software systems it calls "Reading & Writing Plus." To date, Campus has only engaged in development of its educational products, but has not made any sales and has realized no revenues from its products. Even if ResCon is successful in acquiring Campus, it is not anticipated that Campus will generate any revenue before the end of this fiscal year.

     Prior to the acquisition of the GIT shares, ResCon had no assets and has generated no revenue for over five years or to the date hereof. ResCon likely will not receive any material revenues during the next twelve months. Money is being forwarded to ResCon, for expenses by a ResCon shareholder. ResCon can provide no assurance that any acquired business will produce any material revenues for it or its stockholders or that any such business will operate on a profitable basis.

     YOU WILL SUFFER SUBSTANTIAL DILUTION IF YOU EXCHANGE YOUR SPEED SHARES FOR RESCON SHARES. The Speed Shareholders currently own 100% of the 9,000,000 common shares issued and outstanding shares of Speed. Following the exchange, assuming all Speed Shares are exchanged, ResCon will have 12,458,091 common shares issued and outstanding, of which, Speed Shareholders will own 9,000,000 shares or 72% of the total issued and outstanding shares of ResCon. Moreover, if ResCon is successful in its negotiations to acquire Campus, ResCon could issue out up to an additional 2,680,500 common shares, bringing ResCon's total issued and outstanding common shares up to 15,138,591, lowering the percentage of shares of ResCon owned by Speed Sharehloders to as low as 59%. Such dilution may make it more difficult for Speed Shareholders to control or exert significant influence on the affairs of ResCon, including the election of directors. Finally, it is anticipated that the Company will issue additional shares to GIT if it decides to acquire the remaining 80% interest in GIT. At this time, it is unclear how many additional shares the Company may issue, but any such issuance could related in further dilution of the Speed Shareholders.

     IF RESCON HAS TO SEEK FUNDING, WHICH IS LIKELY GIVEN ITS LIMITED CAPITALIZATION, SPEED SHAREHOLDERS MAY SUFFER SUBSTANTIAL CONSEQUENCES SUCH AS DILUTION OR A LOSS OF SENIORITY IN PREFERENCES AND PRIVILEGES. If ResCon needs to raise additional capital to implement or continue operations, it will likely have to issue additional equity or convertible debt securities. Such issuances will further dilute the percentage ownership of Speed Shareholders. Moreover, any new securities issued could have rights, preferences and privileges senior to those of our common stock. ResCon currently does not have any commitments for financing. ResCon cannot be certain that financing will be available when and to the extent required, or that if available, it will be on acceptable terms. If adequate funds are not available on acceptable terms ResCon may be unable to fund its operations, develop and enhance its services or respond to competitive pressures.

     YOU MAY ALSO SUFFER SUBSTANTIAL CONSEQUENCES SUCH AS DILUTION OR A LOSS OF SENIORITY IN PREFERENCES AND PRIVILEGES IF RESCON ACQUIRES OTHER BUSINESSES FOR SHARES OF RESCON. ResCon is currently investigating the possibility of acquiring other business opportunities. Because of its lack of capital, it is likely that ResCon will seek to acquire other business opportunities in exchange for ResCon common stock. If this happens, your percentage ownership of ResCon will be further reduced. Moreover, any new securities may save rights, preferences and privileges senior to those of our common stock. ResCon currently does not have any commitments for financing.

     RESCON RELIES HEAVILY UPON THE EFFORTS OF ITS MANAGEMENT FOR ITS SUCCESS. ResCon is dependent upon key management personnel, the loss of which could significantly impact ResCon's ability to provide and market its services. At the present time, ResCon has no plans to obtain Key Man insurance for its officers and directors and/or key employees. Further, ResCon may need to attract and retain additional talented individuals in order to carry out its business objectives. The competition for such persons may be intense and there are no assurances that these individuals will be available to ResCon.

     CHRISTIAN NIGOHOSSIAN CURRENTLY OWNS OR CONTROLS A MAJORITY OF THE OUTSTANDING SHARES OF RESCON COMMON STOCK. SUCH CONCENTRATED CONTROL ALLOWS THIS SHAREHOLDER TO EXERT SIGNIFICANT INFLUENCE IN MATTERS REQUIRING SHAREHOLDER APPROVAL. Christian Nigohossian, the President and director of ResCon currently owns or controls 64% of the issued and outstanding common stock of ResCon. He also owns almost 40% of the outstanding shares of Speed. Such concentrated control of ResCon may adversely affect the price of its common stock. Nigohossian may be able to exert significant influence, or even control, over matters requiring approval by ResCon security holders, including the election of directors. Such concentrated control may also make it difficult for ResCon shareholders to receive a premium for their shares in the event ResCon merges with a third party or enter into a different transaction that requires shareholder approval.

     THE EXCHANGE RATIO WAS ARBITRARILY DETERMINED BY RESCON AND SPEED AND MAY BEAR NO RELATIONSHIP TO THE ECONOMIC VALUE OF THE INDIVIDUAL ENTITIES. The exchange ratio was arbitrarily determined by ResCon and Speed and bears no relationship to the assets of the ResCon or Speed or any established criteria of value. Independent appraisals of ResCon and Speed will not be obtained. Moreover, Christian Nigohossian, the president and director of ResCon and control shareholder of ResCon, is also the president, director and controlling shareholder of Speed. This transaction could present a conflict of interest to Mr. Nigohossian because of his managerial position and ownership interests in both ResCon and Speed.

     YOU SHOULD NOT EXCHANGE YOUR SHARES IF YOU CANNOT AFFORD TO RISK LOSS OF YOUR ENTIRE INVESTMENT. This exchange involves a high degree of risk. You should not exchange your Speed Shares for ResCon Shares unless you can afford to risk loss of your entire investment. The exchange ratio was arbitrarily established by ResCon and Speed and bears no relationship to the assets of the ResCon and Speed or any established criteria of value.

     THE RESCON SHARES WILL NOT BE REGISTERED WITH ANY SECURITIES REGULATORY AUTHORITY. The ResCon Shares have not been registered with the United States Securities and Exchange Commission or any other securities regulatory authority because they are believed to be exempt from registration under Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder. Therefore, the Shares may be deemed to the "restricted securities" as that term is defined in Rule 144 and may only be resold in accordance with the provisions of Rule 144.

     YOU MUST RELY ON YOUR OWN EXAMINATION OF THE RISKS AND MERITS OF THIS TRANSACTION IN DECIDING WHETHER TO EXCHANGE YOUR SHARES. The ResCon Shares have not been approved or disapproved by the Securities and Exchange Commission or any other securities regulatory authority. Neither the Securities and Exchange Commission nor any other authority has passed upon or endorsed the merits of this offering or the accuracy or adequacy of this memorandum and it is not intended that any of them will. Any representation to the contrary is a criminal offense. You must rely on your own examination of ResCon, and the risks, merits and terms of the Agreement in determining whether to execute the agreement and exchange your shares.

     THE RESCON SHARES MAY BE DEEMED TO BE "PENNY STOCK." AS SUCH, THE MARKET FOR RESCON SHARES MAY BE ILLIQUID, WHICH COULD MAKE IT DIFFICULT FOR YOU TO SELL THE RESCON SHARES. ResCon's common stock may be deemed to be "penny stock" as that term is defined in Rule 3a51-1 of the Securities and Exchange Commission. Penny stocks are stocks: (i) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange; (iii) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ-listed stocks must still meet requirement (i) above); or (iv) in issuers with net tangible assets less than $2,000,000 (if the issuer has been in continuous operation for at least three years) or $5,000,000 (if in continuous operation for less than three years), or with average revenues of less than $6,000,000 for the last three years.

     Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 of the Securities and Exchange Commission require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account. You are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock."

     Moreover, Rule 15g-9 of the Securities and Exchange Commission requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for you to resell your shares to third parties or to otherwise dispose of them.

                              SPECIAL NOTICES

     This Proxy Statement and attached Exhibits should be read in their entirety prior to deciding whether to exchange shares. You should be aware that you may be required to bear the financial risks of this investment for an indefinite period of time.

     No person is authorized by Speed or ResCon to give any information or make any representation other than as contained in this Proxy Statement in connection with this exchange offer. This Proxy Statement is for the exclusive use of the person to whom it is distributed and may not be reproduced or used in any other manner without the express written consent of Speed and ResCon.

     ResCon has agreed to give all Speed Shareholders or their representative(s), or both, at a reasonable time prior to the special meeting of stockholders the opportunity to ask questions of, and receive answers from, ResCon or person(s) acting on its behalf concerning the terms and conditions of the Agreement and exchange offer, and to obtain any additional information which ResCon possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information set forth herein.

     The Agreement and offer to exchange shares is subject to withdrawal and to cancellation or modification without notice, at any time prior to the delivery of the Speed Shares. The right is reserved to reject any Speed Shares tendered for exchange, in whole or in part, prior to delivery
of ResCon Shares to a Speed Shareholder.   ResCon, in its absolute
discretion, may reject Speed Shares tendered by any person. Any Speed Shares not accepted will be promptly returned.

     Although the exchange of shares described herein by means of this Proxy Statement is believed to be exempt from federal registration requirements, there is no assurance that such exemptions are in fact available. The ResCon Shares will be subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act of 1933, as amended, and the applicable state securities laws, pursuant to registration or exemption therefrom.

                 STATE SECURITIES REGULATORY CONSIDERATIONS

     IT SHOULD NOT BE ASSUMED BY REASON OF THE SUMMARY BELOW THAT RESCON HAS BEEN AUTHORIZED TO EXCHANGE SECURITIES IN ANY PARTICULAR STATE.

     It is anticipated that the ResCon Shares will be offered for exchange in a number of states. The securities laws of some states require certain conditions and restrictions relating to the offering. Under the Capital Markets Efficiency Act of 1996, Section 18 of the Securities Act of 1933, was amended to provide exemption from state regulation of certain securities offerings. Pursuant to the 1993 Act, as amended, registration or qualification of securities or registration or qualification of securities transactions cannot be imposed by any state upon a security which is deemed to be a "covered security".

     Securities offered and sold in a transaction that is exempt pursuant to a rule or regulation issued under section 4(2) of the 1933 Act, are deemed to be "covered securities". This exchange offer is made pursuant to Regulation D, Rule 506, which was adopted pursuant to section 4(2) of the 1933 Act.

     Nothing in the 1933 Act, however, prohibits a state from imposing notice and filing requirements that are substantially similar to those required by Regulation D as in effect on September 1, 1996. ResCon intends to comply with applicable notice and filing requirements in the states in which it offers to exchange shares pursuant to applicable state exemptions.

                                SUITABILITY

     The exchange offer is being made pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, (the "Act"), which provides that the ResCon Shares will be "restricted securities" (i.e. securities which may not be publicly resold unless registered under the Act or in compliance with Rule 144 promulgated thereunder), and an investment in the ResCon Shares is highly speculative and illiquid. Therefore, the exchange is suitable only for persons who (a) do not anticipate the need to sell the ResCon Shares in the foreseeable future; (b) have sufficient net worth to risk loss of the entire investment; or (c) is an "accredited investor" as defined by the Securities Act of 1933, Rule 501(a) of Regulation D.

     According to Rule 501(a) of Regulation D, "accredited investor" means any person who comes within any of the following categories, or who the issuer reasonable believes comes within any of the following categories, at the time of the exchange of securities with that person:

     (i) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the

                                     13
investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (ii)      Any private business development company as defined in
               section 202(a)(22) of the Investment Advisers Act of 1940;

     (iii) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (iv) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of that issuer;

     (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     (vi) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

     (viii) Any entity in which all of the equity owners are accredited investors.

     Representations will be made by each Speed Shareholder in the Investment Letter delivered with this Proxy Statement confirming their status. The Speed Shareholders may be required to further substantiate the accuracy of such representations. It should be noted that these suitability standards are the minimum requirements to exchange shares, as adopted by ResCon, and that the satisfaction of those standards does not necessarily mean that the ResCon Shares are a suitable investment for each Speed Shareholder.


        OUR BOARD RECOMMENDS THAT YOU ENTER INTO THE AGREEMENT AND
            PLAN OF REORGANIZATION, DATED MAY 12, 2003 BETWEEN
      SPEED OF THOUGHT TRADING CORPORATION, THE SHAREHOLDERS OF SPEED
                     AND RESCON TECHNOLOGY CORPORATION


                                     14

                               PROPOSAL TWO:

             AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
              ALLOW OUR CORPORATION TO TAKE SHAREHOLDER ACTION
          BY WRITTEN CONSENT OF FEWER THAN ALL OF THE SHAREHOLDERS
          ENTITLED TO VOTE IN ACCORDANCE WITH SECTION 615 OF THE
                     NEW YORK BUSINESS CORPORATION LAWS

     You are being asked to approve and adopt a resolution of the board of directors to amend our Certificate of Incorporation to provide that our shareholders can take action by the written consent of fewer than all of the shareholders entitled to vote, which will be effective upon filing of such amendment to our Certificate of Incorporation.

     POTENTIAL EFFECTS OF ADOPTING AMENDMENT
     ---------------------------------------
     Section 615 states that if a corporation's Certificate of Incorporation so provides, any action which may be taken at a meeting of shareholders, may be taken without a meeting and without prior written notice, if one or more written consents setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of shares that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted.

     By approving the board of directors' resolution to amend our Certificate of Incorporation, you are agreeing that rather than require written consent from all shareholders entitled to vote on an action, the Company may take any action requiring shareholder approval by way of written consent of the minimum number of shares entitled to vote on the matter in lieu of a shareholder meeting.

     We believe that adoption of this board of director resolution will allow the Company to avail itself of the full advantages of the New York Corporation Laws.

     Adoption of this resolution, however, allows for the potential that a shareholder or group of shareholders holding a majority of the shares of the Company could take action through written consent without holding shareholders meetings.

     PROCEDURE FOR ADOPTING RESOLUTION
     ---------------------------------
     The adoption of this resolution will be accomplished by filing of an appropriate amendment to our Certificate of Incorporation with the State of New York. The provisions of Section 615 allowing us to take shareholder action by majority written consent in lieu of a meeting will become effective on the date of the filing.

     VOTE REQUIRED
     -------------
     The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the board of directors resolution to amend our Certificate of Incorporation in order to permit our corporation to take shareholder action by the written consent of fewer than all of the shareholders entitled to vote.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS APPROVE THE BOARD OF DIRECTORS RESOLUTION TO AMEND OUR CERTIFICATE OF
     INCORPORATION TO PROVIDE THAT OUR CORPORATION CAN TAKE SHAREHOLDER ACTION BY THE WRITTEN CONSENT OF FEWER THAN ALL OF THE SHAREHOLDERS AS PROVIDED IN SECTION 615 OF THE NEW YORK CORPORATION LAWS.

                                     15

                              PROPOSAL THREE:

            TO AMEND OUR BYLAWS TO ALLOW OUR BOARD OF DIRECTORS
            TO AMEND OUR BYLAWS FROM TIME TO TIME IN ACCORDANCE
            WITH THE PROVISIONS OF SECTIONS  601 AND 708 OF THE
                     NEW YORK BUSINESS CORPORATION LAWS

     You are being asked to approve and adopt a resolution of the board of directors to allow the board of directors to amend the Company's bylaws from time to time in accordance with the provisions of Sections 601 and 708 of the New York Business Corporation Laws.

     REASONS FOR THE AMENDMENT TO ALLOW OUR BOARD TO AMEND OUR BYLAWS
     ----------------------------------------------------------------
     We believe that allowing our board to amend our bylaws would bring us in line with the industry.

     PROCEDURE ADOPTING THIS RESOLUTION
     ----------------------------------
     The adoption of this resolution will be accomplished by amending the Company's Bylaws to add an appropriate provision thereto granting to the Company's board or directors the authority to amend the Bylaws of the Company. The amendment to the Bylaws will become effective upon adoption of said amendment to the Bylaws by the board of directors.

     VOTE REQUIRED
     -------------
     The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to allow the Company to approve an amendment to the Bylaws of the Company granting authority to the Company's board of directors to amend the Bylaws of the Company from time to time as they deem appropriate.

     THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL THREE TO ALLOW OUR BOARD OF DIRECTORS TO AMEND OUR BYLAWS FROM TIME TO TIME IN ACCORDANCE WITH SECTIONS 601 AND 708 OF THE NEW YORK CORPORATION LAWS.

     OTHER MATTERS
     -------------
     We know of no other matters that are to be presented for action at the Special Meeting other than those set forth above. If any other matters properly come before the Special Meeting, the persons named in the enclosed proxy form will vote the shares represented by proxies in accordance with their best judgment on such matters.

                                     16


     Additional proxy statements are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by June ____, 2003, to receive them before the Special Meeting.

                              By order of the board of directors,



                              CHRISTIAN NIGOHOSSIAN
                              President


June _________, 2003

STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.
                                                          PRELIMINARY COPY


                   SPEED OF THOUGHT TRADING CORPORATION

                                   PROXY

     The undersigned appoints Christian Nigohossian with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock, par value $.01 per share ("Common Stock"), of Speed Of Thought Trading Corporation, (the "Company") which the undersigned is entitled to vote at the special meeting of stockholders to be held at the Company's executive offices located at 25 Fairchild Avenue, Suite 500-A, Plainview, New York, at 10:00 a.m., local time, on June ____, 2003, and at any adjournments or postponements thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of, and joint proxy statement and prospectus relating to, the meeting (receipt whereof is hereby acknowledged).

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, YOU WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

     1. To approve and enter into an Agreement and Plan of Reorganization, between Speed, the Speed Shareholders and ResCon, whereby ResCon proposes to acquire at least 80% of the issued and outstanding common shares of Speed in a share exchange at a exchange ratio of one share for one share. If approved, Speed shall be become a majority owned subsidiary of ResCon:

     |_| FOR             |_| AGAINST              |_| ABSTAIN

     2. To approve a resolution of our board of directors to amend our Certificate of Incorporation to allow Speed to take shareholder action without a meeting provided it obtain written consent of not less than a majority of the issued and outstanding shares entitled to vote in accordance with Section 615 of the New York Business Corporation Laws:

     |_| FOR             |_| AGAINST              |_| ABSTAIN

     3. To approve a resolution of our board of directors to allow our board of directors to amend our bylaws in accordance with Sections 601 and 708 of the New York Business Corporation Laws:

     |_| FOR             |_| AGAINST              |_| ABSTAIN



                                     18

     4. Authority to vote in their discretion on such other business as may properly come before the meeting:

     |_| FOR             |_| AGAINST              |_| ABSTAIN


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If you do not sign and return this proxy card or attend the meeting and vote by ballot, your shares cannot be voted. If you wish to vote in accordance with the board of directors' recommendations, just sign where indicated. You need not mark any boxes.

     Please sign your name below exactly as it appears hereon. When shares of Common Stock are held of record by joint tenants, both should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as its authorized officer. If a partnership, please sign in partnership name as its authorized person.


                              Dated: _______________________, 2003



                              ________________________________________
                              Signature (Title, if any)



                              ________________________________________
                              Signature if held jointly


PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.




                                     19